UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

October 1, 2009

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-51860	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California 90024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 1, 2009, PRIP Lofton, LLC, a Delaware limited liability company (“PRIP Lofton”) and a subsidiary of Paladin Realty Income Properties, Inc. (the “Company”), entered into a joint venture with NVR Lofton Place, LP, an Iowa limited partnership (“NVR”) and BH Lofton, LLC, an Iowa limited liability company (“BH Lofton,” and, collectively with NVR, the “Northview Members”), which are owned in part by Charles Thompson, Doug Reim and Harry Bookey, to acquire Lofton Place Apartments located at 5412 Deerbrook Creek Circle, Tampa, Florida 33624 (“Lofton Place Apartments”). The seller was ERP Operating Limited Partnership, an Illinois limited partnership (the “Seller”).

The acquisition of Lofton Place Apartments by the joint venture, Evergreen at Lofton Place, LLC (“Joint Venture”), which was completed on October 1, 2009, was made pursuant to a Real Estate Sale Agreement, dated as of June 8, 2009, between the Seller and Northview Realty Group Inc., a Canadian corporation (“Northview”), as amended by the Reinstatement of and First Amendment to Real Estate Sale Agreement dated as of July 23, 2009, the Second Amendment to Real Estate Sale Agreement dated as of August 6, 2009, the Third Amendment to Real Estate Sale Agreement dated as of August 11, 2009, the Fourth Amendment to Real Estate Sale Agreement dated as of August 12, 2009, the Fifth Amendment to Real Estate Sale Agreement dated as of August 13, 2009, the Sixth Amendment to Real Estate Sale Agreement dated as of September 1, 2009 and the Seventh Amendment to Real Estate Sale Agreement dated as of September 22, 2009 (collectively the “Purchase Agreement”). Northview assigned the Purchase Agreement to the Joint Venture pursuant to an Assignment of Real Estate Agreement, dated as of September 14, 2009 (the “Assignment Agreement”).

Pursuant to the Joint Venture operating agreement, dated as of October 1, 2009 (the “Operating Agreement”), between PRIP Lofton and the Northview Members, the Company owns a 60.0% interest in the Joint Venture and NVR and BH Lofton own a 34.0% and 6.0% interest respectively. The Operating Agreement provides that the Company’s investment will be treated as preferred equity, and the Company will receive a priority preferred return of 10.0% per annum on its invested equity. Next, each of the Northview Members will receive a 10.0% pro rata return per annum on its invested equity. Third, cash flow distributions will be split pro rata between the members until each of the members has received a 12.0% return annually. Thereafter, distributions will be split 50.0% to the Company and 50.0% to the Northview Members collectively, except upon the occurrence of certain events. Upon a capital event, distributions of residual proceeds will be split pro rata up to a 15.0% internal rate of return to each of the members. Next, the distributions will be split 50.0% to the Company and 50.0% to the Northview Members collectively until each member has received an 18.0% internal rate of return, except upon the occurrence of certain events. Thereafter, distributions will be split 40.0% to the Company and 60.0% to the Northview Members, except upon the occurrence of certain events. The Operating Agreement also provides the Company with majority voting rights with respect to all major decisions of the Joint Venture. The Northview Members are not affiliated with the Company or any of its affiliates.

The Joint Venture acquired Lofton Place Apartments from the Seller for the purchase price of $16,000,000. Including funds earmarked for renovation and closing costs, the total capitalization for this investment was approximately $17,000,000, which was comprised of a mortgage loan made by CWCapital LLC that was subsequently assigned to the Federal Home Loan Mortgage Corporation (“Freddie Mac”) in the amount of $12,000,000 and $5,000,000 in capital contributions, of which the Company contributed $3,000,000 (60%) with proceeds from the Company’s follow-on offering. All of the $12,000,000 in loan proceeds were funded at closing. Of the funded capital contributions, approximately $448,700 will be used to fund selected capital improvements. Closing costs equaled $551,300.

Lofton Place Apartments is a Class B+ rental apartment community with an aggregate of 264,591 square feet of rentable area in its 280 units and was approximately 96.8% occupied as of October 1, 2009. The Company believes that the property is suitable and adequate for its intended purpose and is adequately covered by insurance.

The above descriptions of the Purchase Agreement, the Assignment Agreement and Operating Agreement are qualified in their entirety by the terms of the agreements attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the closing of the Lofton Place Apartments acquisition, the Joint Venture obtained a loan with CWCapital LLC in the amount of $12,000,000, as evidenced by a Multifamily Note dated October 1, 2009 (the “Multifamily Note”). The Multifamily Note was assigned to Freddie Mac pursuant to an Assignment of Multifamily Note, dated October 1, 2009. The loan bears interest at a fixed rate of 5.66% and matures on October 1, 2019. Except if the loan is assigned to a REMIC, the loan is generally prepayable subject to a prepayment premium based on the remaining amount of the loan and then-current interest rates. The loan is secured by a mortgage on the property pursuant to a Multifamily Mortgage, Assignment of Rents and Security Agreement, effective as of October 1, 2009 (the “Security Instrument”). The Security Instrument was assigned to Freddie Mac pursuant to an Assignment of Security Instrument, dated October 1, 2009. In addition, the loan is guaranteed by Charles M. Thompson, but only upon the occurrence of certain limited events (the “Guaranty Agreement”). The Guaranty Agreement was assigned to Freddie Mac pursuant to a Freddie Mac Omnibus Assignment-CME, dated October 1, 2009. Charles M. Thompson is related to the Northview Members.

The above descriptions of Multifamily Note, the Security Instrument and the Guaranty Agreement are qualified in their entirety by the terms of the agreements attached to this Current Report on Form 8-K as Exhibits 10.11, 10.12 and 10.13 respectively and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements

It is not practical to provide the required financial statements at this time. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b) Pro Forma Financial Information

See paragraph (a) above.

(d) Exhibits

10.1	Real Estate Sale Agreement, dated as of June 8, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.2	Reinstatement of and First Amendment to Real Estate Sale Agreement dated as of July 23, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.3	Second Amendment to Real Estate Sale Agreement dated as of August 6, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.4	Third Amendment to Real Estate Sale Agreement dated as of August 11, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.5	Fourth Amendment to Real Estate Sale Agreement dated as of August 12, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.6	Fifth Amendment to Real Estate Sale Agreement dated as of August 13, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.7	Sixth Amendment to Real Estate Sale Agreement dated as of September 1, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.8	Seventh Amendment to Real Estate Sale Agreement dated as of September 22, 2009, by and between ERP Operating Limited Partnership and Evergreen at Lofton Place, LLC as assignee of Northview Realty Group Inc.

10.9	Assignment of Real Estate Agreement, dated as of September 14, 2009, by and between Northview Realty Group Inc. and Evergreen at Lofton Place, LLC

10.10	Operating Agreement of Evergreen at Lofton Place, LLC, dated as of October 1, 2009, by and among PRIP Lofton, LLC, NVR Lofton Place, LP and BH Lofton, LLC

10.11	Multifamily Note effective as of October 1, 2009 made by Evergreen at Lofton Place, LLC in favor of CWCapital LLC

10.12	Multifamily Mortgage, Assignment of Rents and Security Agreement, effective as of October 1, 2009, by Evergreen at Lofton Place, LLC in favor of CWCapital LLC

10.13	Guaranty, dated October 1, 2009, by Charles M. Thompson in favor of CWCapital LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date:	October 7, 2009	By:	/s/ WHITNEY A. GREAVES
Whitney A. Greaves
President and Chief Executive Officer

EXHIBIT INDEX

10.1	Real Estate Sale Agreement, dated as of June 8, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.2	Reinstatement of and First Amendment to Real Estate Sale Agreement dated as of July 23, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.3	Second Amendment to Real Estate Sale Agreement dated as of August 6, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.4	Third Amendment to Real Estate Sale Agreement dated as of August 11, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.5	Fourth Amendment to Real Estate Sale Agreement dated as of August 12, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.6	Fifth Amendment to Real Estate Sale Agreement dated as of August 13, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.7	Sixth Amendment to Real Estate Sale Agreement dated as of September 1, 2009, by and between ERP Operating Limited Partnership and Northview Realty Group Inc.

10.8	Seventh Amendment to Real Estate Sale Agreement dated as of September 22, 2009, by and between ERP Operating Limited Partnership and Evergreen at Lofton Place, LLC as assignee of Northview Realty Group Inc.

10.9	Assignment of Real Estate Agreement, dated as of September 14, 2009, by and between Northview Realty Group Inc. and Evergreen at Lofton Place, LLC

10.10	Operating Agreement of Evergreen at Lofton Place, LLC, dated as of October 1, 2009, by and among PRIP Lofton, LLC, NVR Lofton Place, LP and BH Lofton, LLC

10.11	Multifamily Note effective as of October 1, 2009 made by Evergreen at Lofton Place, LLC in favor of CWCapital LLC

10.12	Multifamily Mortgage, Assignment of Rents and Security Agreement, effective as of October 1, 2009, by Evergreen at Lofton Place, LLC in favor of CWCapital LLC

10.13	Guaranty, dated October 1, 2009, by Charles M. Thompson in favor of CWCapital LLC